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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report:  December 22, 2000                 Commission file number 1-5805


                         THE CHASE MANHATTAN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                                                13-2624428
         --------                                                ----------
(State or other jurisdiction                                 (I.R.S. Employer
    of incorporation)                                        Identification No.)



     270 Park Avenue, New York, NY                                      10017
     -----------------------------                                      -----
(Address of principal executive offices)                              (Zip Code)



       (Registrant's telephone number, including area code) (212) 270-6000
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Item 5. Other Events
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        On December 22, 2000, J.P. Morgan & Co. Incorporated and The Chase
Manhattan Corporation announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. J.P. Morgan and Chase also announced that they had received all regulatory approvals necessary to consummate their merger and that they expected the merger to close on December 31, 2000. A copy of a press release relating to the foregoing is attached hereto as an exhibit.

         At the Chase meeting, 941,374,514 shares were voted, representing a quorum of 71.83% of the outstanding common stock. The merger was approved with 925,458,050 shares (representing 70.61% of the outstanding common stock) voting for; 9,385,586 shares (representing 0.71% of the outstanding common stock) voting against; and 6,530,878 shares (representing .50% of the outstanding common stock) abstaining. The votes for the merger represented 98.99% of votes cast.

         At the J.P. Morgan meeting, 114,355,736 shares were voted, representing a quorum of 71.27% of the outstanding common stock. The merger was approved with 108,612,673 shares (representing 67.69% of the outstanding common stock) voting for; 3,562,046 shares (representing 2.22% of the outstanding common stock) voting against; and 2,181,017 shares (representing 1.36% of the outstanding common stock) abstaining. The votes for the merger represented 94.98% of votes cast.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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The following exhibit is filed with this report:

Exhibit Number                                    Description
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     99.1                                        Press Release





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                                    SIGNATURE



               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 THE CHASE MANHATTAN CORPORATION
                                                              (Registrant)



                                                        /s/ Anthony J. Horan
                                                        ------------------------
Dated: December 26, 2000
                                                        Anthony J. Horan
                                                        Secretary

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                                  EXHIBIT INDEX

Exhibit Number                                                Description
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     99.1                                                    Press Release











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